UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Hall of Fame Resort & Entertainment Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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HALL OF FAME RESORT & ENTERTAINMENT COMPANY

2626 Fulton Drive NW

Canton, OH 44718

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On November 3, 2020

Dear Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Company”), to be held on Tuesday, November 3, 2020, at 9:00 a.m. Eastern Time. In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Special Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/hofreco/sm2020, where you will be able to listen to the meeting live, submit questions and vote. We encourage you to vote your shares prior to the Special Meeting.

You are being asked to vote on the following matters:

1.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000.

2.	Transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

These items of business are more fully described in the accompanying Proxy Statement. The Special Meeting will be a completely virtual meeting of stockholders. To listen to the Special Meeting or submit questions or vote during the Special Meeting via live webcast, please visit https://www.cstproxy.com/hofreco/sm2020. You will not be able to attend the Special Meeting in person.

The record date for the Special Meeting is September 25, 2020. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting
to Be Held on Tuesday, November 3, 2020 at 9:00 a.m., Eastern Time via live webcast at
https://www.cstproxy.com/hofreco/sm2020.

The proxy statement is are available at www.cstproxyvote.com.

By Order of the Board of Directors,

Canton, Ohio September , 2020

You are cordially invited to attend the virtual Special Meeting. Whether or not you expect to attend the Special Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Special Meeting, you may vote via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy card by mail. Voting instructions are provided in the enclosed proxy card.

Even if you have voted by proxy, you may still vote online at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Special Meeting, you must follow the instructions from such organization and will need to obtain a proxy card issued in your name from that record holder.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY
2626 Fulton Drive NW

Canton, OH 44718

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 3, 2020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (sometimes referred to as the “Board”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) of Hall of Fame Resort & Entertainment Company, a Delaware corporation (sometimes referred to in this proxy statement as “we,” “us,” the “Company” or “HOFRE”) to be held virtually, via live webcast at https://www.cstproxy.com/hofreco/sm2020 , on Tuesday, November 3, 2020, at 9:00 a.m. Eastern Time, and any adjournment or postponement thereof. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card, or follow the instructions below to vote over the telephone or through the internet.

We intend to mail these proxy materials on or about September , 2020 to all stockholders of record entitled to vote at the Special Meeting.

Where and when is the Special Meeting?

The Special Meeting will be held on Tuesday, November 3, 2020, at 9:00 a.m. Eastern Time. In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Special Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. A summary of the information you need to attend the Special Meeting online is provided below:

●	Any stockholder may listen to the Special Meeting via live webcast at https://www.cstproxy.com/hofreco/sm2020. The webcast will begin at 9:00 a.m. Eastern Time.

●	Stockholders may vote and submit questions during the Special Meeting via live webcast.

●	Stockholders may also submit questions no earlier than 15 minutes prior to the beginning of the webcast for the Special Meeting by logging in to https://www.cstproxy.com/hofreco/sm2020 and entering the 16-digit control number included on the proxy card.

●	To enter the meeting, please have your 16-digit control number, which is available on your proxy card. If you do not have your 16-digit control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the meeting.

●	Instructions on how to connect to and participate in the Special Meeting via the internet, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/hofreco/sm2020.

We recommend that you log in a few minutes before 9:00 a.m. Eastern Time to ensure you are logged in when the Special Meeting starts. The information on our website is not incorporated by reference into this proxy statement.

If you plan to vote during the Special Meeting, you may still do so even if you have already returned your proxy.

What do I need in order to be able to participate in the Special Meeting online?

You will need the 16-digit control number included on your proxy card in order to vote your shares or submit questions during the Special Meeting. If you do not have your 16-digit control number, you will be able to listen to the meeting only, and will not be able to vote or submit questions during the meeting. Instructions on how to connect and participate in the Special Meeting via the internet, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/hofreco/sm2020.

What if during the Special Meeting I have technical difficulties or trouble accessing the live webcast of the Special Meeting?

On the day of the Special Meeting, if you encounter any difficulties accessing the live webcast of the Special Meeting or during the Special Meeting, please call the technical support number that will be posted on the log-in page for our virtual Special Meeting for assistance.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on September 25, 2020 (the “Record Date”) will be entitled to vote at the Special Meeting. On the Record Date, there were 31,849,336 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares online during the Special Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I voting on?

There is one proposal being presented for stockholder approval:

●	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000. We refer to this proposal as “Proposal 1.”

In addition to Proposal 1, we may transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

What if another matter is properly brought before the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with his best judgment.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online during the meeting even if you have already voted by proxy.

●	VOTE BY INTERNET: To vote through the internet, go to www.cstproxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m., Eastern Time on November 2, 2020 to be counted.

●	VOTE BY MOBILE: To vote using your smartphone or tablet, open the QR Reader and scan the image found on your proxy card. Once the voting site is displayed, enter your control number from the enclosed proxy card and vote your shares. Your mobile vote must be received by 11:59 p.m., Eastern Time on November 2, 2020 to be counted.

●	VOTE BY PROXY CARD: To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

●	VOTE DURING MEETING: To vote online during the Special Meeting, follow the provided instructions to join the Special Meeting at https://www.cstproxy.com/hofreco/sm2020, starting at 9:00 a.m. Eastern Time on Tuesday, November 3, 2020.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Special Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other agent. Follow the instructions from your broker, bank or other agent, or contact that organization to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Special Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” the Proposal 1. If any other matter is properly presented at the Special Meeting, your proxyholder (the individual named on your proxy card) will vote your shares using his best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner and do not instruct your brokerage firm, bank, dealer or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote uninstructed shares with respect to matters that are considered to be routine under applicable rules, but not with respect to non-routine matters. Under applicable rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, we believe that without your instructions your broker or nominee will not be permitted to vote your shares on Proposal 1.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers or other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to: Secretary of Hall of Fame Resort & Entertainment Company, 2626 Fulton Drive NW, Canton, OH 44718.

●	You may vote during the Special Meeting which will be hosted via the Internet. Simply attending the Special Meeting online will not, by itself, revoke your proxy. Even if you plan to attend the Special Meeting online, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the internet so that your vote will be counted if you later decide not to attend the Special Meeting online.

Your most recent proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your brokerage firm, bank, dealer or other agent as a nominee, you should follow the instructions provided by your broker, bank or other agent.

What are “broker non-votes”?

When a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or other agent holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Broker non-votes will be counted towards the presence of a quorum but will not be counted as votes “For” any proposal. As discussed above, we believe that without your instructions your broker or nominee will not be permitted to vote your shares on Proposal 1.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your brokerage firm, bank, dealer or other agent by the deadline provided in the materials you receive from your brokerage firm, bank, dealer or other agent.

How are votes counted?

Each share of our common stock you own entitles you to one vote. The proxy card indicates the number of shares of our common stock you owned at the close of business on the Record Date. The inspector of elections will count votes for the meeting and will separately count “For” and “Against” votes, abstentions, and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Any broker non-votes will have the same effect as “Against” votes for Proposal 1.

How many votes are needed to approve each proposal?

Approval of Proposal 1 will require the affirmative vote of the majority of outstanding shares of our common stock. Abstentions and any broker non-votes will have the same effect as “Against” votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present by virtual attendance at the Special Meeting or represented by proxy. On the Record Date, there were 31,849,336 shares outstanding and entitled to vote. Thus, the holders of 15,924,669 shares must be present by virtual attendance or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, dealer or other agent) or if you vote online during the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present by virtual attendance at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

SEC rules permit stockholders to submit proposals for inclusion in our annual meeting proxy statements if the stockholder and the proposal meet the requirements specified in Rule 14a-8 of the Exchange Act. Proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy statement for the 2020 Annual Meeting must be received by our Secretary at 2626 Fulton Drive NW, Canton, OH 44718 no later than December 24, 2020.

Outside of the process provided by Rule 14a-8 of the Exchange Act, our bylaws do not provide for stockholders to submit proposals or director nominees for consideration at our annual meetings.

PROPOSAL 1

APPROVAL OF THE INCREASE IN NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK PROPOSAL

General

The Board has approved an amendment, or the Authorized Shares Amendment, to the Company’s Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000. The Authorized Shares Amendment will not change the number of authorized shares of preferred stock, which currently consists of 5,000,000 shares of preferred stock.

The additional shares of common stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. The full text of the proposed Authorized Shares Amendment is attached to this Proxy Statement as Appendix A. However, the text of the Authorized Shares Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as deemed necessary and advisable to effect the Authorized Shares Amendment.

Provided the stockholders approve the Authorized Shares Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until a Board-approved issuance of such shares.

Adoption of the Authorized Shares Amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, to the extent that any additional shares of common stock are ultimately issued out of the increase in authorized shares proposed in the Authorized Shares Amendment.

If the proposed Authorized Shares Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The Board reserves its right to elect not to proceed with and abandon the Authorized Shares Amendment if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders.

If we fail to obtain stockholder approval of this proposal at the Special Meeting, we intend to continue to seek to obtain stockholder approval at each subsequent annual meeting of stockholders and/or special meetings of stockholders until such approval has been obtained and we will incur the costs associated therewith.

Background; Purposes and Effects of the Authorized Shares Amendment

There are currently 100,000,000 authorized shares of common stock. As of the Record Date, there were, (i) 31,849,336 shares of our common stock issued and outstanding; (ii) 24,731,195 shares of our common stock reserved for issuance upon the exercise of our warrants trading on Nasdaq under the symbol “HOFVW”; (iii) 1,812,727 shares of our common stock reserved for issuance under our 2020 Omnibus Incentive Plan; (iv) approximately 8,175,000 shares of our common stock reserved for issuance upon the redemption of our 8.00% Convertible Notes due 2025, including approximately 3,000,000 shares of our common stock issuable upon exercise of warrants that would be issued in connection with such redemption; (v) 75,000 shares of our common stock reserved for issuance as future payments to BXPG LLC under the services agreement, dated as of June 16, 2020, entered into in connection with our investment in the development of a fantasy sports league; and (vi) 283,181 shares of our common stock reserved for issuance and settlement of outstanding RSU inducement grants.

The Company intends to offer securities in one or more transactions (the “Offerings”) that may be registered under the Securities Act of 1933, as amended (the “Securities Act”), or conducted in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof. An objective of the Offerings is to raise sufficient funds to satisfy the $34.5 million balance of our Bridge Loan with the various lenders party thereto and GACP Finance Co., LLC, as administrative agent, which has a maturity date of November 30, 2020.

If our stockholders do not approve the Authorized Shares Amendment in this Proposal 1, we may not have enough authorized shares to complete the Offerings or to meet our needs in connection with future financings or strategic transactions and properly incentivizing our key personnel. Approval of the Authorized Shares Amendment by the Company’s stockholders is a condition to closing any Offering to the extent such increase in authorized shares is necessary to complete such Offering. In addition, the Board is recommending the proposed increase in the authorized number of shares of common stock to provide the Company with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. Approval of the Authorized Shares Amendment could enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting.

Our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel. If this proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations or partnerships, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, if this proposal is approved, unless otherwise required by applicable law or stock exchange rules, the Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including capital raising transactions of equity or convertible debt securities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans, future acquisitions, investment opportunities, or for other corporate purposes. The future issuance of additional shares of common stock or securities convertible into our common stock may occur at times or under circumstances that could result in a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of the present holders of our common stock, some of whom have preemptive rights to subscribe for additional shares that we may issue.

Potential Anti-Takeover Effect

An increase in the number of authorized but unissued shares of common stock relative to the number of outstanding shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the Authorized Shares Amendment might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock then outstanding. Our common stock could also be issued to purchasers who would support the Board in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders. In addition to the Authorized Shares Amendment, the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit the Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the Board and some of our officers, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control. The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Authorized Shares Amendment is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Vote Required

Approval of Proposal 1 requires “For” votes, cast either online by virtual attendance of the Special Meeting or by proxy, of a majority of the outstanding shares of our common stock. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have the same effect as a negative vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Common Stock as of August 31, 2020:

•	each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company;

•	each of the Company’s officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The information below is based upon the Schedule 13D’s, Form 3’s and Form 4’s filed by certain of the parties below

The beneficial ownership percentages set forth in the table below are based on 31,849,336 shares of Common Stock issued and outstanding as of August 31, 2020.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership
Name and Address of Beneficial Owner[1]	Number of Shares		Percentage
Directors and Officers
Michael Crawford	38,500	2	*
Jason Krom	4,761		*
Mike Levy	15,000		*
Anne Graffice	⸺		*
Tara Charnes	⸺		*
Lisa Gould	⸺		*
Erica Muhleman	⸺		*
James J. Dolan	5,136,643	3	14.5%
David Dennis	10,000		*
Edward J. Roth III	⸺		*
Stuart Lichter	23,989,923	4	66.5%
Kimberly K. Schaefer	⸺		*
Karl L. Holz	⸺		*
Anthony J. Buzzelli	22,000		*
Mary Owen	⸺		*
Curtis Martin	⸺		*
All Directors and Officers as a Group (16 individuals)	29,216,827		81.4%

Greater than 5% Stockholders
Michael Klein	2,425,822	5
HOF Village, LLC	18,485,230	[6,7]	52.4%
CH Capital Lending, LLC	5,097,214	8	14.1%
IRG Canton Village Member, LLC	18,485,230	9	51.2%
IRG Canton Village Manager, LLC	18,485,230	9	51.2%
National Football Museum, Inc. d/b/a Pro Football Hall of Fame	6,309,721	[7,10]	19.8%
Gordon Pointe Management, LLC	5,136,643	[7,11]	14.5%

* Less than 1%.

[1]	Unless otherwise noted, the business address of each of those listed in the table is 2626 Fulton Drive NW, Canton, OH 44718.

[2]	In accordance with his employment agreement and the terms of the Company’s 2020 Omnibus Incentive Plan, Mr. Crawford is entitled to receive 715,929 restricted shares of Company Common Stock upon the effectiveness of a registration statement covering those shares. One-third of those restricted shares vest immediately after the effectiveness of that registration statement, upon the first anniversary of the closing of the Business Combination and upon the second anniversary of such closing.

[3]	Mr. Dolan may be deemed to beneficially own 1,635,772 shares of Common Stock through his ownership of membership interests in Gordon Pointe Management, LLC and as the managing member of Gordon Pointe Management, LLC. Mr. Dolan may also be deemed to beneficially own (a) 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by Gordon Pointe Management, LLC with an exercise price of $11.50 per share and (b) 43,478 shares of Common Stock issuable to Gordon Point Management, LLC upon the conversion of a $500,000 convertible note of the Company with a conversion price of $11.50 per share. These instruments are exercisable or convertible within 60 days. Does not include 325,000 shares of Common Stock granted by Mr. Dolan and Gordon Point Management, LLC to various trusts or estate planning vehicles for certain Dolan grandchildren and other Dolan family members that are managed by Mr. Dolan’s adult children, over which Mr. Dolan disclaims beneficial ownership. For purposes of calculating his percentage ownership, the shares outstanding of the Company include the shares issuable to Gordon Pointe Management, LLC upon the exercise of the warrants and the conversion of convertible notes.

[4]	Mr. Lichter may be deemed to beneficially own (a) 4,314,605 shares of Common Stock through his indirect ownership of membership interests in CH Capital Lending, LLC, (b) 782,609 shares of Common Stock issuable to CH Capital Lending, LLC upon the conversion of a $9,000,000 convertible note of the Company with a conversion price of $11.50 per share, and (c) 407,479 shares of Common Stock through his indirect control over American Capital Center, LLC. The convertible notes are convertible within 60 days. Mr. Lichter may also be deemed to beneficially own 15,027,837 shares of Common Stock through his indirect ownership interest in IRG Canton Village Member, LLC, which in turn owns approximately a 76.8% interest in HOF Village, LLC. HOF Village, LLC owns 15,027,837 shares of Common Stock. He may also be deemed to beneficially own 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. Mr. Lichter disclaims beneficial ownership of all shares held by IRG Canton Village Member, LLC, CH Capital Lending, LLC, American Capital Center, LLC, and IRG Canton Village Manager, LLC, except to the extent of any actual pecuniary interest. For purposes of calculating his percentage ownership, the shares outstanding of the Company include the shares of Common Stock issuable upon the warrants to HOF Village, LLC and upon the convertible notes to CH Capital Lending, LLC.

[5]	Mr. Klein may be deemed to beneficially own 1,078,984 shares of Common Stock through his ownership of membership interests in The Klein Group, LLC. Mr. Klein may also be deemed to beneficially own (a) 928,455 shares of Common Stock as a result of his ownership of M. Klein & Associates, Inc., which owns membership interests in HOF Village, LLC, and (b) 419,382 shares of Common Stock as a result of his minority ownership interests in M. Klein and Company, LLC, which beneficially owns 419,382 shares. Mr. Klein disclaims beneficial ownership of the shares of Common Stock owned by HOF Village, LLC and M. Klein and Company, LLC except to the extent of any actual pecuniary interest.

[6]	HOF Village, LLC beneficially owns 15,027,837 shares of Common Stock. It also beneficially owns 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. For purposes of calculating its percentage ownership, the shares outstanding of the Company include the shares of Common Stock issuable to HOF Village, LLC upon the exercise of the warrants.

[7]	HOF Village, LLC, National Football Museum, Inc. and Gordon Pointe Management, LLC are parties to a director nominating agreement. See the discussion under “Management – Director Nominating Agreement” in this prospectus. As a result of these relationships, these persons may be deemed to be a group for purposes of Section 13(d) of the Exchange Act and therefore may be deemed to beneficially own 25,065,543 shares of Common Stock (exclusive of warrants and convertible notes), or approximately 78.8% of the Common Stock outstanding. Taking into account the warrants and convertible notes, they may be deemed to collectively beneficially own 32,806,416 shares of Common Stock, or 82.9% of the Common Stock outstanding after the exercise of the warrants and the conversion of the convertible notes.

[8]	CH Capital Lending, LLC beneficially owns (a) 4,314,605 shares of Common Stock, and (b) 782,609 shares of Common Stock issuable to it upon the conversion of a $9,000,000 convertible note of the Company with a conversion price of $11.50 per share,. The convertible note is convertible within 60 days. For purposes of calculating its percentage ownership, the shares outstanding of the Company include the shares of Common Stock issuable upon the exercise of the warrants described in note 5 above and the conversion of the convertible notes. The business address of CH Capital Lending, LLC is 11111 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025.

[9]	Each of IRG Canton Village Member, LLC and IRG Canton Village Manager, LLC may be deemed to beneficially own 15,027,837 shares of Common Stock through the former’s indirect (approximately 74.9%) ownership interest therein and the latter’s role as manager of it. For similar reasons, each may also be deemed to beneficially own 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. Each of IRG Canton Village Member, LLC and IRG Canton Village Manager, LLC disclaims beneficial ownership of all shares held by HOF Village, LLC, except to the extent of any actual pecuniary interest. For purposes of calculating their percentage ownership, the shares outstanding of the Company include the shares of Common Stock issuable upon the exercise of the warrants and the conversion of the convertible notes described in note 5 above. The business address of IRG Canton Village Member, LLC and IRG Canton Village Manager, LLS is 11111 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025.

[10]	National Football Museum, Inc. beneficially owns 3,679,850 shares of Common Stock. National Football Museum, Inc. may also be deemed to beneficially own 2,629,871 shares of Common Stock as a result of its ownership of membership interests in HOF Village, LLC. National Football Museum, Inc. disclaims beneficial ownership of all shares held by HOF Village, LLC, except to the extent of any actual pecuniary interest. The business address of National Football Museum, Inc. is 2121 George Halas Dr. NW, Canton, OH 44708.

[11]	Gordon Pointe Management, LLC beneficially owns 1,635,772 shares of Common Stock. It also beneficially owns (a) 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by it with an exercise price of $11.50 per share, and (b) 43,478 shares of Common Stock issuable upon the conversion of a $500,000 convertible note of the Company payable to it with a conversion price of $11.50 per share. These instruments are exercisable or convertible within 60 days. For purposes of calculating its percentage ownership, the shares outstanding of the Company include the shares issuable to it upon the exercise of the warrants and the conversion of the convertible notes. The business address of Gordon Pointe Management, LLC is 780 Fifth Avenue, South Naples, FL 34102.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

For this meeting, a number of brokers with account holders who are HOFRE stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or HOFRE. Direct your written request to the attention of the Secretary of Hall of Fame Resort & Entertainment Company, 2626 Fulton Drive NW, Canton, OH 44718 or call us at (330) 458-9176. Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on such matters in accordance with his best judgment.

By Order of the Board of Directors

Jason Krom
Secretary September , 2020

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

Hall of Fame Resort & Entertainment Company, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that Section 4.1 of the Amended and Restated Certificate of Incorporation of the Corporation be amended by changing the number of shares of stock the Corporation is authorized to issue, so that, as amended, Section 4.1 reads as follows:

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 305,000,000, of which 300,000,000 shares shall be common stock of the par value $0.0001 per share (“Common Stock”) and 5,000,000 shares shall be preferred stock of the par value of $0.0001 per share (“Preferred Stock”).

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

By: Title:

A-1

16655 Hall of Fame_Proxy_Card_REV1- Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 2, 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend:
https://www.cstproxy.com/hofreco/sm2020

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ **FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED** ▲

PROXY

Please mark your votes like this **X**

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**______________________________ **Date**__________, **2020**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

16655 Hall of Fame_Proxy_Card_REV1- Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders of Hall of Fame Resort & Entertainment Company To Be Held on November 3, 2020

To view the Special Meeting Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/hofreco/sm2020

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

The undersigned appoints Michael Crawford and Jason Krom, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Hall of Fame Resort & Entertainment Company held of record by the undersigned at the close of business on September 25, 2020 at the Special Meeting of Stockholders of Hall of Fame Resort & Entertainment Company to be held on November 3, 2020, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)